UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 29, 2013

AMERICAN CRYSTAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	33-83868; 333-11693; and 333-32251	84-0004720
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

101 NORTH THIRD STREET
MOORHEAD, MN 56560	(218) 236-4400
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  4.01             Changes in Registrant’s Certifying Accountant

(b)         Engagement of CliftonLarsonAllen LLP

On April 29, 2013, after approval by its Audit Committee, American Crystal Sugar Company (Company) entered into an engagement agreement with CliftonLarsonAllen LLP to serve as the Company’s independent public accountants for its fiscal year ending August 31, 2013.

During the Company’s two most recent fiscal years ended August 31, 2011 and 2012, and interim period subsequent to August 31, 2012, the Company has not consulted with CliftonLarsonAllen LLP on items regarding either (1) the application of accounting principles to a specific transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a)(1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a)(1)(v) or Regulation S-K) with the Company’s former auditor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CRYSTAL SUGAR COMPANY

Dated:	April 30, 2013	/s/ Teresa Warne
		By:	Teresa Warne
		Its:	Chief Accounting Officer